Exhibit (14)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated as of the report dates stated below, relating to the financial statements and financial highlights which appear in the Annual Reports to Shareholders, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights of the Buying Funds” and “Independent Registered Public Accounting Firm” in such Registration Statement. We also consent to the incorporation by reference in this Registration Statement on Form N-14 of our report for the fund dates stated below, relating to the financial statements and financial highlights appearing in the Annual Report to Shareholders, and the reference to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” appearing in the Prospectus and Statement of Additional Information on Form N-1A dated as indicated in the table below, which are also incorporated by reference in this Registration Statement.

Fund Name	Annual shareholder report date	Report date	N-1A filing Date
Columbia Variable Portfolio - International Opportunities Fund	12/31/2014	2/19/2015	4/29/2015
Columbia Variable Portfolio - Large Cap Growth Fund	12/31/2014	2/19/2015	4/30/2015
Columbia Variable Portfolio - Large Cap Growth Fund II (formerly Columbia Variable Portfolio - Marsico 21st Century Fund)	12/31/2014	2/19/2015	4/29/2015
Columbia Variable Portfolio – Large Cap Growth III (formerly Columbia Variable Portfolio - Marsico Focused Equities Fund)	12/31/2014	2/19/2015	4/29/2015
Variable Portfolio – Loomis Sayles Growth Fund II (formerly Columbia Variable Portfolio – Marsico Growth Fund)	12/31/2014	2/19/2015	4/29/2015
Columbia Variable Portfolio - Select International Equity Fund	12/31/2014	2/19/2015	4/30/2015
Variable Portfolio – Loomis Sayles Growth Fund	12/31/2014	2/23/2015	4/30/2015

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 22, 2015